BlackRock Allocation Target Shares

BATS: Series A Portfolio

(the “Fund”)

Supplement dated November 14, 2016

to the Fund’s Prospectus and Statement of Additional Information,

each dated July 29, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus and Statement of Additional Information:

Footnote 4 to the Fund’s fee table relating to eligible investors in the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BATS: Series A Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[4]	You should also be aware that the Fund is an investment option for (i) certain “wrap-fee” programs or other retail and institutional separately managed account clients for which BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) receives compensation pursuant to an investment management agreement, (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”) and (iii) mutual funds advised by BlackRock or its affiliates. Wrap-fee program participants pay a “wrap-fee” to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in case of a wrap-fee program, the fees paid by the sponsor to BIM LLC.

The first paragraph in the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BATS: Series A Portfolio — Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

Shares of the Fund may be purchased and held only by or on behalf of (i) retail and institutional separately managed account clients who have retained BIM LLC to manage their accounts, or who have requested that their investment adviser consider investment recommendations provided by BIM LLC in connection with the management of their accounts, (ii) collective trust funds managed by BTC and (iii) mutual funds advised by BlackRock or its affiliates.

The table immediately following the first paragraph in the section of the Fund’s Prospectus entitled “Account Information” is deleted in its entirety and replaced with the following:

Availability	Shares of the Fund may be purchased and held only by or on behalf of (i) retail and institutional separately managed account clients who have retained
BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser consider investment recommendations provided by BIM LLC in connection with the management of their accounts, (ii)
collective trust funds managed by BlackRock Institutional Trust Company, N.A.
(“BTC”) and (iii) mutual funds advised by BlackRock or its affiliates.

Minimum Investment	No.

Initial Sales Charge?	No.

Deferred Sales Charge?	No.

Service and Distribution Fees?	No.

Redemption Fees?	No.

The third paragraph in the section of the Fund’s Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock serves as manager to the Fund pursuant to a management agreement (the “Management Agreement”). Under the Management Agreement, BlackRock does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM LLC will pay a fee to BIM LLC or their managed account program sponsor, (ii) participants in the collective trust funds managed by BTC that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by BlackRock or its affiliates will pay BlackRock or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. BIM LLC and its affiliates receive compensation from managed account clients or program sponsors in connection with their management of client accounts and participation in investment programs through which shares of the Fund are made available.

The second paragraph in the section of the Fund’s Statement of Additional Information entitled “Management and Administration Arrangements — Management Contract” is deleted in its entirety and replaced with the following:

With respect to BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM LLC”) or their managed account program sponsor. With respect to BATS: Series A Portfolio, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM LLC will pay a fee to BIM LLC or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”) that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by BlackRock or its affiliates will pay BlackRock or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate.

Shareholders should retain this Supplement for future reference.

PRO-BATSA-1116SUP

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